UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 22, 2019

HEMISPHERX BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001 - 27072	52-0845822
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HEB	NYSE American

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01.	Other Events.

The Company’s Board of Directors (the “Board”) has implemented a temporary compensation change for senior officers and employees. On August 22, 2019, the Board determined that all employees with salaries in excess of $150,000 per year would be required, on a temporary basis, to forego 25% of their salary. To incentivize these employees, each will be granted restricted stock awards (each, an “Award”) pursuant to the Company’s 2018 Equity Incentive Plan. Management anticipates that these actions will reduce on-going expenses and assist the Company in achieving its short-term manufacturing goals. The participants include the Company’s CEO, Thomas Equels, CFO, Adam Pascale, and Peter Rodino, the Company’s Executive Director of Government Relations, General Counsel and Secretary; and all other employees making in excess of $150,000.

The Awards to be issued to the effected employees will be issued at the end of each semi-monthly pay period. The number of shares of common stock to be issued pursuant to each Award shall be computed as follows: 25% of one one-twenty-fourth (1/24) of the employee’s annual salary divided by the per share closing price of the Company’s Common stock on the NYSE American on the trading day prior to the end of each semi-monthly pay period. The Awards will vest six months after issuance at which time the shares will be issued. The employee must remain in the employ of the Company during the vesting period and the Awards are not transferable prior to vesting.

These actions will remain in effect until discontinued by the Board.

The foregoing summary of the salary reductions and Awards are subject to, and qualified in their entirety by, the Salary Reduction Plan and form of Restricted Stock Award filed herewith, respectively, as Exhibit 10.1 and 10.2, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Salary Reduction and Restricted Stock Award Memo.
10.2	Form of Restricted Stock Award.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMISPHERX BIOPHARMA, INC.

August 26, 2019	By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO